UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2019
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	NASDAQ
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Huntington Bancshares Incorporated (Huntington) announced on October 17, 2019, that Zachary J. Wasserman has been selected to serve as Huntington’s senior executive vice president and chief financial officer, effective November 4, 2019. Mr. Wasserman, age 45, has served as senior vice president and chief financial officer for Visa, Inc. North America and Global Visa Consulting and Analytics since March 2016. From March 2012 to March 2016, he was senior vice president and chief financial officer for U.S. Consumer Services & Global Consumer Travel with American Express Company.
Mr. Wasserman will receive an annual base salary of $625,000 and certain cash payments totaling $1,650,000 to be paid during the period 2020 through 2023. Effective on his first day of employment, Mr. Wasserman will receive an equity award in the form of restricted stock units with a grant value of $1,650,000 vesting over three years. Mr. Wasserman will be eligible for an executive agreement (change-in-control agreement) consistent with the executive agreements in place for other senior executive officers, effective on his first day of employment. In addition to Huntington’s standard executive relocation benefits, Mr. Wasserman will be eligible to receive up to six months of temporary housing, plus a potential cash payment in the event a loss is incurred in connection with the sale of his current residence, in an amount not to exceed 10% of the original purchase price.
Mr. Wasserman will be eligible to participate in the 2020 Management Incentive Plan with a target payout of 100% of base salary, and to receive an annual equity grant in 2020 with a target value equal to 200% of base salary, consisting of a mix of stock options, restricted stock units and performance share units.
Howell D. McCullough III will continue to serve as chief financial officer through the date on which the role is assumed by Mr. Wasserman. Mr. McCullough will provide transition and other services to Huntington through December 31, 2019 in accordance with the Transition Agreement filed as Exhibit 10.1 to Huntington’s Current Report on Form 8-K filed on May 14, 2019.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated October 17, 2019.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated October 17, 2019
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 17, 2019	By:	/s/ Jana J. Litsey

Jana J. Litsey
General Counsel